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                                 EXHIBIT 23B


                      Consent of KPMG Peat Marwick LLP,
                        Certified Public Accountants
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                                                                Exhibit 23B









                       Consent of Independent Auditors




The Board of Directors
Information Resource Engineering, Inc.:

We consent to the use of our report dated March 15, 1996 included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                KPMG PEAT MARWICK LLP

Baltimore, Maryland
May 30, 1996